EXHIBIT 21

SUBSIDIAIRIES LIST

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Footnotes:

** Except for director-qualifying shares.

- Lincoln National Corporation
  Indiana – Holding Company
  - Lincoln National Management Corporation
    100% - Pennsylvania – Management Company
  - Quartz Corporation
    100% North Carolina
  - Lincoln Life Improved Housing, Inc.
    100% - Indiana
  - Lincoln JP Company, LLC
    100% - Indiana
  - Lincoln JP Holdings, L.P. – Indiana
    99.9% - Lincoln National Corporation (Limited Partner)
    .1% - Lincoln JP Company, LLC (General Partner)
    - HARCO Capital Corp.
      100% - Delaware – Holding Company
      - International Home Furnishing Center, Inc.
        29.074% owned by HARCO Capital Corp.
        North Carolina - Corporation
      - Tomco2 Equipment Company
        29.16% owned by HARCO Capital Corp.
        Georgia - Corporation
    - Hampshire Funding, Inc.
      100% - New Hampshire – Insurance/Lending
    - Jefferson-Pilot Capital Trust A
      100% - Delaware – Business Trust
    - Jefferson-Pilot Capital Trust B
      100% - Delaware – Business Trust
    - TSC Reassurance (Bermuda) Ltd.
      100% - Bermuda

- Lincoln National Corporation
  Indiana – Holding Company
  - Lincoln JP Holdings, L.P. – Indiana
    99.9% - Lincoln National Corporation (Limited Partner)
    .1% - Lincoln JP Company, LLC (General Partner)
    - Lincoln Financial Media Company
      100% - North Carolina – Corporation/Broadcasting
      - Lincoln Financial Media Company of California
        100% - North Carolina – Corporation/Broadcasting
      - Lincoln Financial Media Company of Colorado
        100% - North Carolina – Corporation/Broadcasting
      - Lincoln Financial Media Company of Florida
        100% - North Carolina – Corporation/Broadcasting
      - Lincoln Financial Media Company of Georgia
        100% - North Carolina – Corporation/Broadcasting
      - Lincoln Financial Media Company of North Carolina
        100% - North Carolina – Corporation/Broadcasting
      - Lincoln Financial Sports, Inc.
        100% - North Carolina – Corporation/Broadcasting
      - WBTV, Inc.
        100% - North Carolina – Corporation/Broadcasting
      - WWBT, Inc.
        100% - Virginia – Corporation/Broadcasting
      - WCSC, Inc.
        100% - South Carolina – Corporation/Broadcasting
        - Tall Tower, Inc.
          100% - South Carolina – Corporation/Broadcasting
    - Jefferson Pilot Investment Advisory Corporation
      100% - Tennessee – Corporation/Investment Advisor
    - Jefferson-Pilot Investments, Inc.
      100% - North Carolina – Corporation
      - Hampshire Syndications, Inc.
        100% - New Hampshire – Corporation/General Partner/Real Estate
    - Jefferson-Pilot Life Insurance Company
      100% - North Carolina – Corporation/Insurance
      - Jefferson Standard Life Insurance Company
        100% - North Carolina – Corporation/Insurance

- Lincoln National Corporation
  Indiana – Holding Company
  - Lincoln JP Holdings, L.P. – Indiana
    99.9% - Lincoln National Corporation (Limited Partner)
    .1% - Lincoln JP Company, LLC (General Partner)
    - Jefferson Pilot Securities Corporation
      100% - New Hampshire – Corporation/Broker-Dealer
      - Allied Professional Advisors, Inc.
        100% - New Hampshire – Corporation/Investment Advisor
      - Jefferson Pilot Insurance Agency of Alabama, Inc.
        100% - Alabama – Corporation/Insurance Agency
      - Jefferson Pilot Insurance Agency of Hawaii, Inc.
        100% - Hawaii – Corporation/Insurance Agency
      - Jefferson Pilot Insurance Agency of Texas, Inc.
        100% - Texas – Corporation/Insurance Agency
      - Jefferson-Pilot Investor Services of Nevada, Inc.
        100% - Nevada – Corporation/Investment Advisor
      - JPSC Insurance Services, Inc.
        100% - New Hampshire – Corporation/Insurance Agency
      - Polaris Advisory Services, Inc.
        100% - Connecticut – Corporation/Financial Consulting
      - Polaris Financial Services, Inc.
        100% - Connecticut – Corporation
      - Windward Securities Corporation
        100% - New Hampshire – Corporation/Broker-Dealer
    - Jefferson Pilot Variable Corporation
      100% - North Carolina – Corporation/Broker-Dealer
    - Jefferson Pilot Financial Insurance Company
      100% Nebraska – Corporation/Insurance
      - Jefferson Pilot Life Insurance Agency of Massachusetts, Inc.
        100% - Massachusetts – Corporation/Insurance Agency
      - Jefferson Pilot LifeAmerica Insurance Company
        100% - New Jersey – Corporation/Insurance
      - Westfield Assigned Benefits Company
        100% - Ohio – Corporation/Insurance Agency

- Lincoln National Corporation
  Indiana – Holding Company
  - Lincoln National Investments, Inc.
    (fka Lincoln National Investment Companies, Inc.)
    100% - Indiana – Holding Company
    - Lincoln National Investment Companies, Inc.
      (fka Lincoln National Investments, Inc.)
      100% - Indiana – Holding Company
      - Delaware Management Holdings, Inc.
        100% - Delaware – Holding Company
        - DMH Corp.
          100% - Delaware – Holding Company
          - Delaware Investments U.S., Inc.
            100% - Delaware – Holding Company
            - Delaware Management Company, Inc.
              100% - Delaware – Holding Company
              - Delaware Management Business Trust
                100% - Delaware – Investment Advisor
                Consists of the following series: Delaware Asset Advisers; Delaware Capital Mgmt.; Delaware Investment Advisers; Delaware Lincoln Cash Management and Delaware Management Company
                - Delaware Distributors, L.P.
                  Delaware – Mutual Fund Distributor & Broker/Dealer
                  98% - Delaware Investment Advisers (LP)
                  1% - Delaware Capital Management (LP)
                  1% - Delaware Distributors, Inc. (GP)
            - Delaware Distributors, Inc.
              100% - Delaware – General Partner
            - Delaware Management Trust Company
              100% - Pennsylvania – Trust Service
            - Delaware Service Company, Inc.
              100% - Delaware – Shareholder Services & Transfer Agent
            - Retirement Financial Services, Inc.
              (formerly Delaware Investment & Retirement Services, Inc.)
              100% - Delaware – Registered Transfer Agent & Investment Advisor
              - LNC Administrative Services Corporation
                100% - Indiana – Third Party Administrator
            - Delaware General Management, Inc.
              100% - Delaware – General Partner

- Lincoln National Corporation
  Indiana – Holding Company
  - The Lincoln National Life Insurance Company
    100% - Indiana
    - The Administrative Management Group, Inc.
      100% - Illinois Corporation
      - AMG Service Corp.
        100% - Illinois – Transfer Agent
    - Finetre Corporation
      (formerly AnnuityNet, Inc.)
      10.8% Indiana – (additional 2.3% ownership by LNC for a combined ownership of 13.1%) Distribution of annuity products
      - AnnuityNet Insurance Agency, Inc.
        100% - Indiana – Insurance Agency
    - LFA, Limited Liability Company
      100% - Indiana – Limited Liability Company
    - LFA of Delaware, Limited Liability Company
      99% - Delaware – Limited Liability Company (Remaining 1% owned by First Penn-Pacific Life Insurance Company)
    - Lincoln National Insurance Associates, Inc.
      (formerly CIGNA Associates, Inc.)
      100% - Connecticut – Insurance Agency
      - Lincoln National Insurance Associates of Massachusetts, Inc.
        (formerly CIGNA Associates of Massachusetts, Inc.)
        100% - Massachusetts – Insurance Agency
      - Lincoln National Insurance Associates of Hawaii, Inc.
        100% - Hawaii – Insurance Agency

- Lincoln National Corporation
  Indiana – Holding Company
  - The Lincoln National Life Insurance Company
    100% - Indiana
    - Lincoln Financial Distributors, Inc.
      (formerly Sagemark Consulting, Inc. and
      CIGNA Financial Advisors, Inc.)
      100% - Connecticut – Broker Dealer and Investment Advisor
    - LFD Insurance Agency, Limited Liability Company
      100% - Delaware – Limited Liability Company
    - First Penn-Pacific Life Insurance Company
      100% - Indiana
    - Lincoln Life & Annuity Company of New York
      100% - New York
    - Lincoln Financial Advisors Corporation
      (formerly LNC Equity Sales Corporation)
      100% - Indiana – Broker-Dealer
      - LFA Management Corporation
        100% - Pennsylvania – Management Company
    - Lincoln Financial and Insurance Services Corporation
      100% - California – Insurance Agency
      - California Fringe Benefit and Insurance Marketing Corporation
        100% - California – Insurance Agency
    - Lincoln Financial Services and Insurance Brokerage of New England, Inc.
      100% - Massachusetts – Insurance Agency
    - Lincoln Financial Holdings, LLC
      100% - Delaware – Limited Liability Company
      - LFG South Carolina Reinsurance Company
        100% South Carolina

- Lincoln National Corporation
  Indiana – Holding Company
  - The Lincoln National Life Insurance Company
    100% - Indiana
    - Lincoln Realty Capital Corporation
      100% - Indiana – General Business Corporation
    - Lincoln Retirement Services Company, LLC
      100% - Indiana – Limited Liability Company
    - Lincoln Variable Insurance Products Trust
      100% - Delaware – Delaware Statutory Trust and Investment Company
      (Majority of shares owned by The Lincoln National Life Insurance Company; remaining shares owned by Lincoln Life & Annuity Company of New York)

      Consists of the following series:
      Aggressive Growth Fund; Bond Fund; Capital Appreciation Fund; Core Fund; Equity-Income Fund; Global Asset Allocation Fund; Growth Fund; Growth and Income Fund; Growth Opportunities Fund; International Fund; Managed Fund; Money Market Fund; Social Awareness Fund; Special Opportunities Fund; Fund of Funds – Aggressive Profile Fund; Conservative Profile Fund; Moderate Profile Fund; Moderately Aggressive Profile Fund.

      Note: legal ownership resides with LNL and LNY but beneficial ownership resides with the contract owners.
    - Lincoln Investment Solutions, Inc.
      (formerly Wakefield Tower Alpha Limited)
      100% - Delaware Corporation
  - Lincoln National Realty Corporation
    100% - Indiana – Real Estate
  - Lincoln National Reinsurance Company (Barbados) Limited
    100% - Barbados
  - Lincoln Reinsurance Company of Bermuda, Limited
    100% - Bermuda

- Lincoln National Corporation
  Indiana – Holding Company
  - Lincoln National (UK) PLC
    99.99% - England/Wales – Holding Company
    (Remainder owned by The Lincoln National Life Insurance Company)
    - City Financial Partners Limited
      100% - England/Wales – Distribution of Life Assurance & Pension Products
    - Lincoln Financial Advisers Limited
      (formerly Laurentian Financial Advisers Ltd.)
      100% - England/Wales – Sales Company
    - Laurtrust Limited
      100% - England/Wales – Pension Scheme Trustee (Inactive)
    - Financial Alliances Limited
      (formerly Lincoln ISA Management Limited; Lincoln Unit Trust Management Limited; Laurentian Unit Trust Management Limited)
      100% - England/Wales – Unit Trust Management
    - LN Management Limited
      100% - England/Wales – Administrative Services (Dormant)
    - Consumers Financial Education Company Limited
      100% - England/Wales (Dormant)
    - Lincoln Unit Trust Managers Limited
      100% - England/Wales – Investment Management
    - LIV Limited
      (formerly Lincoln Investment Management Ltd.)
      100% - England/Wales – Investment Management Services
    - Lincoln Independent Limited
      (formerly Laurentian Independent Financial Planning Ltd.)
      100% - England/Wales – Independent Financial Adviser
    - Lincoln Investment Management Limited
      (formerly Laurentian Fund Management Ltd.)
      100% - England/Wales – Investment Management
    - LN Securities Limited
      100% - England/Wales – Nominee Company
    - Lincoln Independent (Jersey) Limited
      (formerly Lincoln National (Jersey) Limited)
      100% - England/Wales (Dormant)
    - Lincoln National (Guernsey) Limited
      100% - England/Wales (Dormant)

- Lincoln National Corporation
  Indiana – Holding Company
  - Lincoln National (UK) PLC
    99.99% - England/Wales – Holding Company
    (Remainder owned by The Lincoln National Life Insurance Company)
    - Lincoln General Insurance Co. Ltd.
      100% - Accident & Health Insurance
    - Lincoln Assurance Limited
      100% ** - England/Wales – Life Assurance
      - Barnwood Property Group Limited
        100% - England/Wales – Property Management Co.
        - Barnwood Properties Limited
          100% - England/Wales – Property Investment
      - IMPCO Properties G.B. Ltd.
        100% - England/Wales – Property Investment (Inactive)
    - Lincoln Insurance Services Limited
      100% - Holding Company
      - Chapel Ash Financial Services Ltd.
        100% - Direct Insurance Sales
    - Lincoln SBP Trustee Limited
      100% - England/Wales
    - Lincoln Financial Group PLC
      (formerly Laurentian Financial Group PLC)
      100% - England/Wales – Holding Company
      - Lincoln Milldon Limited
        (formerly Laurentian Milldon Limited)
        100% - England/Wales – Sales Company
      - Lincoln Management Services Limited
        (formerly Laurentian Management Services Limited)
        100% - England/Wales – Management Services
        - Laurit Limited
          100% - England/Wales – Data Processing Systems